J.P. Morgan Series Trust
Supplement dated April 19, 1999, as applicable to the following Statement of Additional Information:

J.P. Morgan Tax Aware Enhanced Income Fund, dated April 1, 1999

The following supersedes and replaces the first full paragraph on page 35 under the heading "Investment Advisor":


         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory
Agreements, the Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to 0.25% of the Fund's average daily net assets.